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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                DECEMBER 5, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

                 0-27662                               NOT APPLICABLE
        (Commission File Number)            (I.R.S. Employer Identification No.)

    AMERICAN INTERNATIONAL BUILDING,
            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                              HM 08
(Address of principal executive offices)                 (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On December 5, 2006, IPCRe Underwriting Services Limited ("IPCUSL"), a subsidiary of IPC Holdings, Ltd. (the "Company"), and Allied World Assurance Company, Ltd ("AWAC"), a subsidiary of Allied World Assurance Company Holdings, Ltd, executed Amendment No. 5 ("Amendment No. 5"), dated as of December 1, 2006, to the Underwriting Agency Agreement, dated December 1, 2001 as amended, by and between AWAC and IPCUSL (the "Agency Agreement"). On December 5, 2005, AWAC delivered notice to IPCUSL terminating the Agency Agreement effective as of November 30, 2007. Pursuant to Amendment No. 5, AWAC and IPCUSL mutually agreed to terminate the Agency Agreement effective as of November 30, 2006. In accordance with Amendment No. 5, AWAC shall pay to IPCUSL a $400,000 early termination fee, $250,000 of which is immediately payable and $75,000 of which is payable on each of December 1, 2007 and 2008, respectively. AWAC will also continue to pay to IPCUSL any agency commission due under the Agency Agreement for any and all business bound prior to November 30, 2006, and IPCUSL will continue to service such business until November 30, 2009 pursuant to the Agency Agreement. As of December 1, 2006, Allied World Assurance Company Holdings, Ltd began to produce, underwrite and administer property catastrophe treaty reinsurance business on its own behalf.

     American International Group, Inc. ("AIG") was one of the founding investors that formed the Company in 1993 and was a principal shareholder of the Company until August 2006. AIG is also a principal shareholder of Allied World Assurance Company Holdings, Ltd. A copy of Amendment No. 5 is attached hereto as
Exhibit 10.1 and is incorporated herein by reference. The description of Amendment No. 5 contained herein is qualified in its entirety by reference to Amendment No. 5 filed herewith.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (D)  EXHIBITS.

Exhibit No.   Description
-----------   -----------
    10.1      Amendment No. 5, dated as of December 1, 2006, to the Underwriting
              Agency Agreement, dated December 1, 2001, as amended, by and between Allied World Assurance Company, Ltd and IPCRe Underwriting
              Services Limited.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPC HOLDINGS, LTD.


                                        By /s/ James P. Bryce
                                           -------------------------------------
                                           James P. Bryce
                                           President and Chief Executive Officer

Date: December 7, 2006

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
10.1      Amendment No. 5, dated as of December 1, 2006, to the Underwriting
          Agency Agreement, dated December 1, 2001, as amended, by and between
          Allied World Assurance Company, Ltd and IPCRe Underwriting Services
          Limited.


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